Exhibit 99.2

PORTFOLIO STATISTICS

TOTAL MULTIFAMILY PORTFOLIO AT SEPTEMBER 30, 2025 (1)

In apartment units

	Same Store	Stabilized Non-Same Store	Lease-up	Total Completed Communities	Development Units Delivered	Total
Atlanta, GA	11,434	340	—	11,774	—	11,774
Dallas, TX	9,755	362	386	10,503	—	10,503
Austin, TX	6,795	384	—	7,179	—	7,179
Charlotte, NC	5,995	352	—	6,347	111	6,458
Orlando, FL	5,907	310	—	6,217	—	6,217
Raleigh/Durham, NC	5,350	—	712	6,062	—	6,062
Tampa, FL	5,416	—	—	5,416	301	5,717
Houston, TX	4,859	316	—	5,175	—	5,175
Nashville, TN	4,375	—	—	4,375	—	4,375
Fort Worth, TX	3,687	—	—	3,687	—	3,687
Phoenix, AZ	2,968	323	317	3,608	—	3,608
Jacksonville, FL	3,496	—	—	3,496	—	3,496
Charleston, SC	3,168	—	—	3,168	—	3,168
Greenville, SC	2,354	—	—	2,354	—	2,354
Northern Virginia	1,888	—	—	1,888	—	1,888
Savannah, GA	1,837	—	—	1,837	—	1,837
Memphis, TN	1,193	618	—	1,811	—	1,811
Richmond, VA	1,732	—	—	1,732	—	1,732
San Antonio, TX	1,504	—	—	1,504	—	1,504
Denver, CO	1,118	352	—	1,470	—	1,470
Birmingham, AL	1,462	—	—	1,462	—	1,462
Fredericksburg, VA	1,435	—	—	1,435	—	1,435
Kansas City, MO-KS	1,110	318	—	1,428	—	1,428
Huntsville, AL	1,228	—	—	1,228	—	1,228
Other	6,502	496	—	6,998	—	6,998
Total Multifamily Units	96,568	4,171	1,415	102,154	412	102,566
(1)
Schedule excludes MAA's 35% ownership in a 269-unit joint venture property in Washington, D.C.

Supplemental Data S-1

PORTFOLIO STATISTICS (CONTINUED)

TOTAL MULTIFAMILY COMMUNITY STATISTICS (1)

Dollars in thousands, except Average Effective Rent per Unit

	As of September 30, 2025			Average Effective	As of September 30, 2025
	Gross Real Assets	Percent to Total of Gross Real Assets	Physical Occupancy	Rent per Unit for the Three Months Ended September 30, 2025	Completed Units	Total Units, Including Development
Atlanta, GA	$2,229,435	13.3%	95.0%	$1,800	11,774
Dallas, TX	1,639,843	9.7%	95.8%	1,657	10,117
Charlotte, NC	1,274,929	7.5%	95.9%	1,654	6,347
Orlando, FL	1,136,465	6.7%	95.9%	1,981	6,217
Tampa, FL	1,042,586	6.2%	96.0%	2,100	5,416
Austin, TX	983,006	5.8%	95.3%	1,505	7,179
Raleigh/Durham, NC	749,196	4.4%	95.4%	1,524	5,350
Houston, TX	740,185	4.4%	95.9%	1,443	5,175
Phoenix, AZ	602,902	3.6%	96.0%	1,701	3,291
Northern Virginia	585,258	3.5%	96.2%	2,573	1,888
Nashville, TN	577,572	3.4%	96.0%	1,667	4,375
Charleston, SC	450,909	2.7%	96.7%	1,840	3,168
Denver, CO	425,349	2.5%	95.3%	1,984	1,470
Fort Worth, TX	411,313	2.4%	96.1%	1,580	3,687
Jacksonville, FL	329,771	1.9%	95.6%	1,476	3,496
Kansas City, MO-KS	295,048	1.7%	95.0%	1,719	1,428
Richmond, VA	267,810	1.6%	96.4%	1,708	1,732
Fredericksburg, VA	262,421	1.5%	97.1%	1,963	1,435
Greenville, SC	250,451	1.5%	95.5%	1,367	2,354
Savannah, GA	233,211	1.4%	95.2%	1,713	1,837
Birmingham, AL	177,013	1.0%	95.7%	1,438	1,462
San Antonio, TX	174,607	1.0%	95.3%	1,338	1,504
All Other Markets by State (individual markets <1% gross real assets)
Tennessee	215,249	1.3%	95.1%	1,326	2,754
Florida	200,233	1.2%	95.1%	1,853	1,806
Alabama	190,028	1.1%	93.0%	1,359	1,648
Virginia	174,770	1.0%	96.3%	1,846	1,039
Kentucky	108,897	0.6%	95.6%	1,313	1,308
Utah	94,475	0.6%	96.5%	1,738	400
Maryland	86,060	0.5%	97.2%	2,359	361
Nevada	76,925	0.5%	95.3%	1,598	721
Stabilized Communities	$15,985,917	94.5%	95.7%	$1,691	100,739
Raleigh/Durham, NC	226,635	1.3%	55.5%	1,746	712	712
Charlotte, NC	202,080	1.2%	1.7%	2,415	111	541
Tampa, FL	188,463	1.1%	38.6%	3,154	301	495
Phoenix, AZ	142,637	0.8%	77.9%	1,891	317	662
Dallas, TX	106,628	0.6%	76.2%	1,814	386	386
Denver, CO	41,775	0.2%	—	—	—	219
Richmond, VA	38,152	0.2%	—	—	—	306
Charleston, SC	18,170	0.1%	—	—	—	336
Lease-up / Development Communities	$964,540	5.5%	52.6%	$2,058	1,827	3,657
Total Multifamily Communities	$16,950,457	100.0%	94.8%	$1,697	102,566	104,396
(1)
Schedule excludes MAA's 35% ownership in a 269-unit joint venture property in Washington, D.C. As of September 30, 2025, the gross investment in real estate for this community was $83.3 million and includes a mortgage note payable of $52.0 million. For the nine months ended September 30, 2025, this apartment community achieved NOI of $6.5 million.

Supplemental Data S-2

COMPONENTS OF NET OPERATING INCOME

Dollars in thousands

	Three Months Ended			As of September 30, 2025
	September 30, 2025	September 30, 2024	Percent Change	Apartment Units	Gross Real Assets
Operating Revenues
Same Store Communities	$520,861	$522,278	(0.3)%	96,568	$15,107,915
Non-Same Store Communities	20,325	20,643		4,171	878,002
Lease-up/Development Communities	6,439	1,704		1,827	964,540
Total Multifamily Portfolio	$547,625	$544,625		102,566	$16,950,457
Commercial Property/Land	6,748	6,501		—	386,317
Total Operating Revenues	$554,373	$551,126		102,566	$17,336,774

Property Operating Expenses
Same Store Communities	$198,833	$194,372	2.3%
Non-Same Store Communities	9,770	9,531
Lease-up/Development Communities	4,639	1,412
Storm Costs	—	3,349
Total Multifamily Portfolio	$213,242	$208,664
Commercial Property/Land	2,822	2,897
Total Property Operating Expenses	$216,064	$211,561

Net Operating Income
Same Store Communities	$322,028	$327,906	(1.8)%
Non-Same Store Communities	10,555	11,112
Lease-up/Development Communities	1,800	292
Storm Costs	—	(3,349)
Total Multifamily Portfolio	$334,383	$335,961
Commercial Property/Land	3,926	3,604
Total Net Operating Income	$338,309	$339,565	(0.4)%

COMPONENTS OF SAME STORE PORTFOLIO PROPERTY OPERATING EXPENSES

Dollars in thousands

	Three Months Ended			Nine Months Ended
	September 30, 2025	September 30, 2024	Percent Change	September 30, 2025	September 30, 2024	Percent Change
Property Taxes	$65,852	$64,796	1.6%	$198,207	$200,619	(1.2)%
Personnel	44,715	42,853	4.3%	129,548	123,589	4.8%
Utilities	37,166	35,917	3.5%	104,693	100,320	4.4%
Building Repair and Maintenance	27,328	26,696	2.4%	76,921	74,498	3.3%
Office Operations	8,699	8,763	(0.7)%	27,579	25,639	7.6%
Insurance	7,807	8,284	(5.8)%	24,719	24,564	0.6%
Marketing	7,266	7,063	2.9%	22,539	21,142	6.6%
Total Property Operating Expenses	$198,833	$194,372	2.3%	$584,206	$570,371	2.4%

Supplemental Data S-3

MULTIFAMILY SAME STORE PORTFOLIO NOI CONTRIBUTION PERCENTAGE

			Average Physical Occupancy
		Percent of	Three Months Ended		Nine Months Ended
	Apartment Units	Same Store NOI	September 30, 2025	September 30, 2024	September 30, 2025	September 30, 2024
Atlanta, GA	11,434	11.7%	95.2%	95.0%	95.2%	94.4%
Dallas, TX	9,755	8.8%	95.3%	95.7%	95.2%	95.4%
Orlando, FL	5,907	7.9%	95.9%	95.9%	95.7%	95.9%
Tampa, FL	5,416	7.1%	96.1%	96.0%	96.1%	95.9%
Charlotte, NC	5,995	6.7%	95.7%	95.9%	95.7%	95.5%
Raleigh/Durham, NC	5,350	5.5%	95.5%	95.7%	95.5%	95.8%
Austin, TX	6,795	5.2%	95.6%	95.6%	95.1%	94.9%
Nashville, TN	4,375	4.7%	95.7%	96.0%	95.6%	95.9%
Houston, TX	4,859	4.0%	96.0%	95.5%	95.7%	95.4%
Charleston, SC	3,168	3.8%	96.0%	96.5%	95.9%	96.2%
Phoenix, AZ	2,968	3.5%	96.0%	96.0%	95.7%	95.2%
Fort Worth, TX	3,687	3.4%	95.8%	95.5%	95.4%	95.3%
Northern Virginia	1,888	3.2%	96.0%	96.6%	96.3%	96.7%
Jacksonville, FL	3,496	3.0%	95.6%	95.9%	95.7%	95.6%
Greenville, SC	2,354	2.0%	95.6%	95.3%	95.7%	95.7%
Richmond, VA	1,732	2.0%	96.5%	96.6%	96.3%	96.5%
Fredericksburg, VA	1,435	2.0%	96.4%	96.4%	96.7%	96.8%
Savannah, GA	1,837	1.9%	95.3%	95.5%	95.1%	95.7%
Denver, CO	1,118	1.4%	95.3%	95.6%	95.2%	95.7%
Birmingham, AL	1,462	1.3%	95.7%	96.0%	96.0%	95.6%
San Antonio, TX	1,504	1.2%	95.3%	96.0%	95.2%	95.6%
Kansas City, MO-KS	1,110	1.2%	95.6%	96.0%	95.4%	96.0%
Memphis, TN	1,193	1.0%	94.2%	95.9%	94.6%	96.1%
Huntsville, AL	1,228	0.9%	92.5%	95.4%	93.9%	95.1%
Other	6,502	6.6%	95.9%	96.0%	95.8%	95.9%
Total Same Store	96,568	100.0%	95.6%	95.7%	95.5%	95.5%

Supplemental Data S-4

MULTIFAMILY SAME STORE PORTFOLIO QUARTER OVER QUARTER COMPARISONS

Dollars in thousands, except Average Effective Rent per Unit

		Revenues			Expenses			NOI			Average Effective Rent per Unit
	Units	Q3 2025	Q3 2024	% Chg	Q3 2025	Q3 2024	% Chg	Q3 2025	Q3 2024	% Chg	Q3 2025	Q3 2024	% Chg
Atlanta, GA	11,434	$64,765	$65,177	(0.6)%	$27,030	$26,808	0.8%	$37,735	$38,369	(1.7)%	$1,793	$1,813	(1.1)%
Dallas, TX	9,755	51,447	51,604	(0.3)%	23,034	22,476	2.5%	28,413	29,128	(2.5)%	1,665	1,671	(0.3)%
Orlando, FL	5,907	37,045	37,176	(0.4)%	11,553	11,952	(3.3)%	25,492	25,224	1.1%	1,983	1,997	(0.7)%
Tampa, FL	5,416	36,088	35,722	1.0%	13,162	11,892	10.7%	22,926	23,830	(3.8)%	2,100	2,093	0.3%
Charlotte, NC	5,995	31,338	31,571	(0.7)%	9,902	10,056	(1.5)%	21,436	21,515	(0.4)%	1,649	1,658	(0.5)%
Raleigh/Durham, NC	5,350	26,370	26,725	(1.3)%	8,871	9,171	(3.3)%	17,499	17,554	(0.3)%	1,524	1,544	(1.3)%
Austin, TX	6,795	33,575	34,949	(3.9)%	17,038	16,578	2.8%	16,537	18,371	(10.0)%	1,521	1,597	(4.8)%
Nashville, TN	4,375	23,166	23,616	(1.9)%	8,132	8,065	0.8%	15,034	15,551	(3.3)%	1,667	1,690	(1.3)%
Houston, TX	4,859	22,842	22,466	1.7%	9,862	9,532	3.5%	12,980	12,934	0.4%	1,454	1,447	0.5%
Charleston, SC	3,168	18,417	18,264	0.8%	6,181	5,868	5.3%	12,236	12,396	(1.3)%	1,840	1,815	1.3%
Phoenix, AZ	2,968	16,190	16,355	(1.0)%	4,856	4,818	0.8%	11,334	11,537	(1.8)%	1,697	1,730	(1.9)%
Fort Worth, TX	3,687	19,378	19,311	0.3%	8,324	7,537	10.4%	11,054	11,774	(6.1)%	1,580	1,582	(0.1)%
Northern Virginia	1,888	15,109	14,695	2.8%	4,699	4,705	(0.1)%	10,410	9,990	4.2%	2,573	2,484	3.6%
Jacksonville, FL	3,496	15,751	16,198	(2.8)%	6,034	5,709	5.7%	9,717	10,489	(7.4)%	1,476	1,510	(2.3)%
Greenville, SC	2,354	10,621	10,314	3.0%	4,106	3,946	4.1%	6,515	6,368	2.3%	1,367	1,336	2.3%
Richmond, VA	1,732	9,350	9,114	2.6%	2,869	2,949	(2.7)%	6,481	6,165	5.1%	1,708	1,668	2.4%
Fredericksburg, VA	1,435	8,962	8,623	3.9%	2,573	2,606	(1.3)%	6,389	6,017	6.2%	1,963	1,873	4.8%
Savannah, GA	1,837	10,170	10,078	0.9%	3,933	3,845	2.3%	6,237	6,233	0.1%	1,713	1,713	0.0%
Denver, CO	1,118	6,886	7,046	(2.3)%	2,352	2,214	6.2%	4,534	4,832	(6.2)%	1,936	1,978	(2.1)%
Birmingham, AL	1,462	6,957	6,886	1.0%	2,804	2,821	(0.6)%	4,153	4,065	2.2%	1,438	1,412	1.8%
San Antonio, TX	1,504	6,442	6,613	(2.6)%	2,697	2,684	0.5%	3,745	3,929	(4.7)%	1,338	1,367	(2.1)%
Kansas City, MO-KS	1,110	5,935	5,761	3.0%	2,192	2,153	1.8%	3,743	3,608	3.7%	1,689	1,634	3.4%
Memphis, TN	1,193	5,363	5,546	(3.3)%	2,145	2,022	6.1%	3,218	3,524	(8.7)%	1,423	1,446	(1.6)%
Huntsville, AL	1,228	5,085	5,354	(5.0)%	2,083	2,012	3.5%	3,002	3,342	(10.2)%	1,274	1,307	(2.5)%
Other	6,502	33,609	33,114	1.5%	12,401	11,953	3.7%	21,208	21,161	0.2%	1,634	1,613	1.3%
Total Same Store	96,568	$520,861	$522,278	(0.3)%	$198,833	$194,372	2.3%	$322,028	$327,906	(1.8)%	$1,693	$1,700	(0.4)%

Supplemental Data S-5

MULTIFAMILY SAME STORE PORTFOLIO SEQUENTIAL QUARTER COMPARISONS

Dollars in thousands, except Average Effective Rent per Unit

		Revenues			Expenses			NOI			Average Effective Rent per Unit
	Units	Q3 2025	Q2 2025	% Chg	Q3 2025	Q2 2025	% Chg	Q3 2025	Q2 2025	% Chg	Q3 2025	Q2 2025	% Chg
Atlanta, GA	11,434	$64,765	$64,384	0.6%	$27,030	$26,765	1.0%	$37,735	$37,619	0.3%	$1,793	$1,790	0.2%
Dallas, TX	9,755	51,447	51,054	0.8%	23,034	21,455	7.4%	28,413	29,599	(4.0)%	1,665	1,659	0.4%
Orlando, FL	5,907	37,045	36,858	0.5%	11,553	13,737	(15.9)%	25,492	23,121	10.3%	1,983	1,982	0.1%
Tampa, FL	5,416	36,088	35,990	0.3%	13,162	12,973	1.5%	22,926	23,017	(0.4)%	2,100	2,092	0.3%
Charlotte, NC	5,995	31,338	31,312	0.1%	9,902	10,302	(3.9)%	21,436	21,010	2.0%	1,649	1,646	0.2%
Raleigh/Durham, NC	5,350	26,370	26,365	0.0%	8,871	9,255	(4.1)%	17,499	17,110	2.3%	1,524	1,530	(0.4)%
Austin, TX	6,795	33,575	33,704	(0.4)%	17,038	16,277	4.7%	16,537	17,427	(5.1)%	1,521	1,545	(1.6)%
Nashville, TN	4,375	23,166	23,231	(0.3)%	8,132	8,006	1.6%	15,034	15,225	(1.3)%	1,667	1,673	(0.4)%
Houston, TX	4,859	22,842	22,671	0.8%	9,862	10,667	(7.5)%	12,980	12,004	8.1%	1,454	1,448	0.4%
Charleston, SC	3,168	18,417	18,227	1.0%	6,181	6,320	(2.2)%	12,236	11,907	2.8%	1,840	1,825	0.8%
Phoenix, AZ	2,968	16,190	16,051	0.9%	4,856	4,458	8.9%	11,334	11,593	(2.2)%	1,697	1,705	(0.5)%
Fort Worth, TX	3,687	19,378	19,380	(0.0)%	8,324	8,251	0.9%	11,054	11,129	(0.7)%	1,580	1,577	0.2%
Northern Virginia	1,888	15,109	14,923	1.2%	4,699	4,555	3.2%	10,410	10,368	0.4%	2,573	2,540	1.3%
Jacksonville, FL	3,496	15,751	15,853	(0.6)%	6,034	6,440	(6.3)%	9,717	9,413	3.2%	1,476	1,481	(0.3)%
Greenville, SC	2,354	10,621	10,540	0.8%	4,106	4,137	(0.7)%	6,515	6,403	1.7%	1,367	1,351	1.2%
Richmond, VA	1,732	9,350	9,118	2.5%	2,869	2,835	1.2%	6,481	6,283	3.2%	1,708	1,689	1.1%
Fredericksburg, VA	1,435	8,962	8,957	0.1%	2,573	2,490	3.3%	6,389	6,467	(1.2)%	1,963	1,941	1.1%
Savannah, GA	1,837	10,170	10,140	0.3%	3,933	4,005	(1.8)%	6,237	6,135	1.7%	1,713	1,714	(0.1)%
Denver, CO	1,118	6,886	6,888	(0.0)%	2,352	2,201	6.9%	4,534	4,687	(3.3)%	1,936	1,953	(0.9)%
Birmingham, AL	1,462	6,957	6,921	0.5%	2,804	2,806	(0.1)%	4,153	4,115	0.9%	1,438	1,421	1.2%
San Antonio, TX	1,504	6,442	6,460	(0.3)%	2,697	2,855	(5.5)%	3,745	3,605	3.9%	1,338	1,346	(0.6)%
Kansas City, MO-KS	1,110	5,935	5,869	1.1%	2,192	2,155	1.7%	3,743	3,714	0.8%	1,689	1,673	1.0%
Memphis, TN	1,193	5,363	5,400	(0.7)%	2,145	1,665	28.8%	3,218	3,735	(13.8)%	1,423	1,433	(0.7)%
Huntsville, AL	1,228	5,085	5,258	(3.3)%	2,083	1,963	6.1%	3,002	3,295	(8.9)%	1,274	1,283	(0.7)%
Other	6,502	33,609	33,401	0.6%	12,401	12,770	(2.9)%	21,208	20,631	2.8%	1,634	1,623	0.7%
Total Same Store	96,568	$520,861	$518,955	0.4%	$198,833	$199,343	(0.3)%	$322,028	$319,612	0.8%	$1,693	$1,690	0.1%

Supplemental Data S-6

MULTIFAMILY SAME STORE PORTFOLIO YEAR TO DATE COMPARISONS

Dollars in thousands, except Average Effective Rent per Unit

		Revenues			Expenses			NOI			Average Effective Rent per Unit
	Units	Q3 2025	Q3 2024	% Chg	Q3 2025	Q3 2024	% Chg	Q3 2025	Q3 2024	% Chg	Q3 2025	Q3 2024	% Chg
Atlanta, GA	11,434	$193,777	$195,215	(0.7)%	$76,916	$77,996	(1.4)%	$116,861	$117,219	(0.3)%	$1,792	$1,826	(1.9)%
Dallas, TX	9,755	153,563	154,212	(0.4)%	65,244	64,054	1.9%	88,319	90,158	(2.0)%	1,661	1,672	(0.7)%
Orlando, FL	5,907	110,862	111,800	(0.8)%	38,480	38,647	(0.4)%	72,382	73,153	(1.1)%	1,984	2,002	(0.9)%
Tampa, FL	5,416	108,062	107,237	0.8%	38,765	36,817	5.3%	69,297	70,420	(1.6)%	2,094	2,095	(0.0)%
Charlotte, NC	5,995	93,913	94,120	(0.2)%	29,688	28,576	3.9%	64,225	65,544	(2.0)%	1,647	1,657	(0.6)%
Raleigh/Durham, NC	5,350	79,088	79,950	(1.1)%	26,576	26,436	0.5%	52,512	53,514	(1.9)%	1,527	1,542	(1.0)%
Austin, TX	6,795	101,279	105,106	(3.6)%	48,066	46,937	2.4%	53,213	58,169	(8.5)%	1,543	1,614	(4.4)%
Nashville, TN	4,375	69,767	70,798	(1.5)%	23,837	23,527	1.3%	45,930	47,271	(2.8)%	1,672	1,695	(1.4)%
Houston, TX	4,859	68,062	67,140	1.4%	30,565	28,227	8.3%	37,497	38,913	(3.6)%	1,449	1,443	0.4%
Charleston, SC	3,168	54,765	54,094	1.2%	18,321	17,457	4.9%	36,444	36,637	(0.5)%	1,827	1,796	1.7%
Phoenix, AZ	2,968	48,366	48,706	(0.7)%	13,687	13,677	0.1%	34,679	35,029	(1.0)%	1,706	1,738	(1.9)%
Fort Worth, TX	3,687	58,042	57,500	0.9%	23,168	21,923	5.7%	34,874	35,577	(2.0)%	1,579	1,579	0.0%
Northern Virginia	1,888	44,950	43,089	4.3%	13,798	13,411	2.9%	31,152	29,678	5.0%	2,542	2,427	4.7%
Jacksonville, FL	3,496	47,574	48,910	(2.7)%	18,537	17,733	4.5%	29,037	31,177	(6.9)%	1,481	1,521	(2.6)%
Greenville, SC	2,354	31,587	31,001	1.9%	12,041	11,490	4.8%	19,546	19,511	0.2%	1,351	1,330	1.6%
Richmond, VA	1,732	27,533	27,189	1.3%	8,577	8,538	0.5%	18,956	18,651	1.6%	1,692	1,654	2.3%
Fredericksburg, VA	1,435	26,782	25,569	4.7%	7,620	7,432	2.5%	19,162	18,137	5.7%	1,938	1,837	5.5%
Savannah, GA	1,837	30,419	30,248	0.6%	11,481	11,306	1.5%	18,938	18,942	(0.0)%	1,711	1,705	0.4%
Denver, CO	1,118	20,708	21,220	(2.4)%	6,583	6,556	0.4%	14,125	14,664	(3.7)%	1,946	1,976	(1.5)%
Birmingham, AL	1,462	20,760	20,315	2.2%	8,318	8,206	1.4%	12,442	12,109	2.8%	1,421	1,403	1.3%
San Antonio, TX	1,504	19,423	19,811	(2.0)%	8,103	8,473	(4.4)%	11,320	11,338	(0.2)%	1,346	1,376	(2.2)%
Kansas City, MO-KS	1,110	17,541	16,979	3.3%	6,421	6,136	4.6%	11,120	10,843	2.6%	1,667	1,604	3.9%
Memphis, TN	1,193	16,168	16,620	(2.7)%	6,048	5,957	1.5%	10,120	10,663	(5.1)%	1,430	1,439	(0.7)%
Huntsville, AL	1,228	15,620	16,032	(2.6)%	5,951	5,842	1.9%	9,669	10,190	(5.1)%	1,281	1,312	(2.4)%
Other	6,502	100,030	98,370	1.7%	37,415	35,017	6.8%	62,615	63,353	(1.2)%	1,624	1,599	1.6%
Total Same Store	96,568	$1,558,641	$1,561,231	(0.2)%	$584,206	$570,371	2.4%	$974,435	$990,860	(1.7)%	$1,691	$1,699	(0.5)%

Supplemental Data S-7

MULTIFAMILY DEVELOPMENT PIPELINE

Dollars in thousands		Units as of			Development Costs as of
		September 30, 2025			September 30, 2025					Expected
					Expected	Costs		Expected	Start	Initial
	Location	Total	Delivered	Leased	Total	to Date		Remaining	Date	Occupancy	Completion	Stabilization (1)
MAA Breakwater	Tampa, FL	495	301	234	$197,500	$188,463		$9,037	4Q22	1Q25	4Q25	1Q27
Modera Liberty Row (2)	Charlotte, NC	239	111	13	112,000	110,869	(4)	1,131	1Q22	3Q25	1Q26	4Q26
MAA Plaza Midwood (3)	Charlotte, NC	302	—	—	101,500	78,990		22,510	2Q24	2Q26	4Q26	4Q27
Modera Chandler (3)	Phoenix, AZ	345	—	—	117,500	66,744		50,756	2Q24	2Q26	4Q26	4Q27
MAA Milepost 35 II	Denver, CO	219	—	—	78,000	41,775		36,225	4Q24	2Q26	4Q26	4Q27
MAA Rove	Richmond, VA	306	—	—	99,500	38,152		61,348	3Q24	1Q27	3Q27	1Q28
MAA Point Hope (3)	Charleston, SC	336	—	—	91,000	18,170		72,830	2Q25	1Q27	1Q28	3Q28
Total Active		2,242	412	247	$797,000	$543,163		$253,837
(1)
Communities are considered stabilized when achieving 90% average physical occupancy for 90 days.
(2)
In July 2024, MAA agreed to finance the third party development of this property currently under construction. MAA has the option to purchase the development once it is stabilized.
(3)
MAA owns 95% of the joint venture that owns this property.
(4)
Represents the cost to MAA, net of the $9.6 million non-equity contribution from the third party developer.

MULTIFAMILY LEASE-UP COMMUNITIES

Dollars in thousands		As of September 30, 2025
	Location	Total Units	Physical Occupancy	Costs to Date	Construction Completed	Expected Stabilization (1)
MAA Vale	Raleigh/Durham, NC	306	90.8%	$82,285	(3)	4Q25
Novel Val Vista (2)	Phoenix, AZ	317	77.9%	75,893	4Q24	1Q26
MAA Cathedral Arts	Dallas, TX	386	76.2%	106,628	(3)	2Q26
MAA Nixie	Raleigh/Durham, NC	406	28.8%	144,350	3Q25	3Q26
Total		1,415	66.1%	$409,156
(1)
Communities are considered stabilized when achieving 90% average physical occupancy for 90 days.
(2)
MAA owns 80% of the joint venture that owns this property.
(3)
Property was acquired while in lease-up; construction was complete prior to acquisition by MAA.

MULTIFAMILY INTERIOR REDEVELOPMENT, WIFI RETROFIT AND PROPERTY REPOSITIONING ACTIVITY

Dollars in thousands, except per unit data

Nine months ended September 30, 2025
Program	Units Completed	Redevelopment Spend	Average Cost per Unit	Increase in Average Effective Rent per Unit	Increase in Average Effective Rent per Unit	Estimated Units Remaining in Pipeline
Interior Redevelopment	4,768	$27,806	$5,832	$96	6.9%	10,000 - 13,000

During the third quarter of 2025, MAA continued its WiFi Retrofit program and its Property Repositioning program to upgrade and reposition the amenity and common areas at select apartment communities for higher and above market rent growth after projects are completed and units are fully repriced. MAA spent $5.7 million on its WiFi Retrofit program and $10.4 million on its Property Repositioning program during the nine months ended September 30, 2025.

Supplemental Data S-8

2025 ACQUISITION ACTIVITY AS OF SEPTEMBER 30, 2025

Multifamily Acquisitions	Market	Apartment Units	Closing Date
MAA ONE28	Kansas City, MO-KS	318	Aug-25

Land Acquisition	Market	Closing Date
MAA Point Hope (1)	Charleston, SC	Jun-25
(1)
Represents a pre-purchase multifamily development. MAA owns 95% of the joint venture that owns this property. Construction of this development commenced in the second quarter of 2025. See “Multifamily Development Pipeline” above for additional information.

2025 DISPOSITION ACTIVITY AS OF SEPTEMBER 30, 2025

Multifamily Dispositions	Market	Apartment Units	Closing Date
Fairways	Columbia, SC	240	Mar-25
TPC Columbia	Columbia, SC	336	Mar-25

DEBT AND DEBT COVENANTS AS OF SEPTEMBER 30, 2025

Dollars in thousands

DEBT SUMMARIES
Fixed Rate Versus Floating Rate Debt	Balance	Percent of Total	Effective Interest Rate	Average Years to Rate Maturity
Fixed rate debt	$4,734,359	91.1%	3.8%	6.9
Floating rate debt	463,000	8.9%	4.3%	0.1
Total	$5,197,359	100.0%	3.8%	6.3

Unsecured Versus Secured Debt	Balance	Percent of Total	Effective Interest Rate	Average Years to Contract Maturity
Unsecured debt	$4,836,998	93.1%	3.8%	5.0
Secured debt	360,361	6.9%	4.4%	23.3
Total	$5,197,359	100.0%	3.8%	6.3

Unencumbered Versus Encumbered Assets	Total Cost	Percent of Total	Q3 2025 NOI	Percent of Total
Unencumbered gross assets	$16,932,796	95.6%	$324,410	95.9%
Encumbered gross assets	781,385	4.4%	13,899	4.1%
Total	$17,714,181	100.0%	$338,309	100.0%

FIXED INTEREST RATE MATURITIES

Maturity	Fixed Rate Debt	Effective Interest Rate
2025	$399,934	4.2%
2026	299,323	1.2%
2027	598,710	3.7%
2028	398,367	4.2%
2029	555,214	3.7%
2030	298,487	3.1%
2031	446,795	1.8%
2032	395,241	5.4%
2033	—	—
2034	344,306	5.1%
Thereafter	997,982	4.3%
Total	$4,734,359	3.8%

Supplemental Data S-9

DEBT AND DEBT COVENANTS AS OF SEPTEMBER 30, 2025 (CONTINUED)

Dollars in thousands

DEBT MATURITIES OF OUTSTANDING BALANCES

Maturity	Commercial Paper ⁽¹⁾ & Revolving Credit Facility ⁽²⁾	Public Bonds	Secured	Total
2025	$463,000	$399,934	$—	$862,934
2026	—	299,323	—	299,323
2027	—	598,710	—	598,710
2028	—	398,367	—	398,367
2029	—	555,214	—	555,214
2030	—	298,487	—	298,487
2031	—	446,795	—	446,795
2032	—	395,241	—	395,241
2033	—	—	—	—
2034	—	344,306	—	344,306
Thereafter	—	637,621	360,361	997,982
Total	$463,000	$4,373,998	$360,361	$5,197,359
(1)
The $463.0 million maturing in 2025 reflects the principal outstanding under MAALP’s unsecured commercial paper program as of September 30, 2025. Under the terms of the program, MAALP may issue up to a maximum aggregate amount outstanding at any time of $625.0 million. For the three months ended September 30, 2025, average daily borrowings outstanding under the commercial paper program were $361.8 million. Subsequent to the end of the third quarter of 2025, MAALP amended its commercial paper program to increase the maximum aggregate amount outstanding under the program to $750.0 million.
(2)
There were no borrowings outstanding under MAALP’s $1.25 billion unsecured revolving credit facility as of September 30, 2025. In October 2025, MAALP amended its unsecured revolving credit facility increasing borrowing capacity to $1.5 billion with an option to expand to $2.0 billion. The amended facility has a maturity date of January 2030 with two six-month extension options.

DEBT COVENANT ANALYSIS (1)

Bond Covenants	Required	Actual	Compliance
Total debt to adjusted total assets	60% or less	29.3%	Yes
Total secured debt to adjusted total assets	40% or less	2.0%	Yes
Consolidated income available for debt service to total annual debt service charge	1.5x or greater for trailing 4 quarters	6.2x	Yes
Total unencumbered assets to total unsecured debt	Greater than 150%	340.6%	Yes

Bank Covenants	Required	Actual	Compliance
Total debt to total capitalized asset value	60% or less	22.8%	Yes
Total secured debt to total capitalized asset value	40% or less	1.7%	Yes
Total adjusted EBITDA to fixed charges	1.5x or greater for trailing 4 quarters	6.6x	Yes
Total unsecured debt to total unsecured capitalized asset value	60% or less	22.0%	Yes
(1)
The calculations of the Bond Covenants and Bank Covenants are specifically defined in MAALP’s debt agreements, which have been filed by MAA and MAALP with the SEC.

Supplemental Data S-10

2025 GUIDANCE

MAA provides guidance on expected Core FFO per diluted Share and Core AFFO per diluted Share, which are non-GAAP financial measures, along with guidance for expected Earnings per diluted common share. A reconciliation of expected Earnings per diluted common share to expected Core FFO per diluted Share and Core AFFO per diluted Share is provided below. The guidance projections provided below are based on current expectations and are forward-looking statements.

	Full Year 2025
Earnings:	Current Range	Current Midpoint
Earnings per common share - diluted	$4.18 to $4.30	$4.24
Core FFO per Share - diluted	$8.68 to $8.80	$8.74
Core AFFO per Share - diluted	$7.70 to $7.82	$7.76

MAA Same Store Portfolio:
Number of units	96,568	96,568
Average physical occupancy	95.50% to 95.70%	95.60%
Property revenue growth	-0.25% to 0.15%	-0.05%
Effective rent growth	-0.60% to -0.20%	-0.40%
Property operating expense growth	1.80% to 2.60%	2.20%
NOI growth	-1.85% to -0.85%	-1.35%
Real estate tax expense growth	-1.00% to 0.00%	-0.50%

Corporate Expenses: ($ in millions)
Property management expenses	$74.0 to $76.0	$75.0
General and administrative expenses	$53.0 to $55.0	$54.0
Total overhead	$127.0 to $131.0	$129.0

Transaction/Investment Volume: ($ in millions)
Multifamily acquisition volume	$100.0 to $100.0	$100.0
Multifamily disposition volume	$90.0 to $190.0	$140.0
Development investment	$300.0 to $350.0	$325.0

Debt:
Average effective interest rate	3.5% to 3.7%	3.6%
Capitalized interest ($ in millions)	$19.0 to $21.0	$20.0

Diluted FFO Shares Outstanding:
Diluted common shares and units	119.90 to 120.10 million	120.00 million

RECONCILIATION OF EARNINGS PER DILUTED COMMON SHARE TO CORE FFO AND CORE AFFO PER DILUTED SHARE FOR FULL YEAR 2025 GUIDANCE

	Full Year 2025 Guidance Range
	Low	High
Earnings per common share - diluted	$4.18	$4.30
Real estate depreciation and amortization	5.12	5.12
Gains on sale of depreciable assets	(0.60)	(0.60)
FFO per Share - diluted	8.70	8.82
Non-Core FFO items (1)	(0.02)	(0.02)
Core FFO per Share - diluted	8.68	8.80
Recurring capital expenditures	(0.98)	(0.98)
Core AFFO per Share - diluted	$7.70	$7.82
(1)
Non-Core FFO items may include adjustments related to the fair value of the embedded derivative in the MAA Series I preferred shares; gain or loss on sale of non-depreciable assets; gain or loss on investments, net of tax; casualty related charges and (recoveries), net; gain or loss on debt extinguishment; legal costs, settlements and (recoveries), net, and mark-to-market debt adjustments.

Supplemental Data S-11

CREDIT RATINGS

	Commercial	Long-Term
	Paper Rating	Debt Rating	Outlook
Fitch Ratings (1)	F1	A-	Stable
Moody’s Investors Service (2)	P-2	A3	Stable
Standard & Poor’s Ratings Services (1)	A-2	A-	Stable
(1)
Corporate credit rating assigned to MAA and MAALP
(2)
Corporate credit rating assigned to MAALP

COMMON STOCK

Stock Symbol:	MAA

Exchange Traded:	NYSE

Estimated Future Dates:	Q4 2025	Q1 2026	Q2 2026	Q3 2026
Earnings release & conference call	Early February	Late April	Late July	Late October

Dividend Information - Common Shares:	Q3 2024	Q4 2024	Q1 2025	Q2 2025	Q3 2025
Declaration date	9/24/2024	12/10/2024	3/18/2025	5/21/2025	9/23/2025
Record date	10/15/2024	1/15/2025	4/15/2025	7/15/2025	10/15/2025
Payment date	10/31/2024	1/31/2025	4/30/2025	7/31/2025	10/31/2025
Distributions per share	$1.4700	$1.5150	$1.5150	$1.5150	$1.5150

INVESTOR RELATIONS DATA

MAA does not send quarterly reports, earnings releases and supplemental data to shareholders, but provides them upon request.

For recent press releases, SEC filings and other information, call 866-576-9689 (toll free) or email investor.relations@maac.com. This information, as well as access to MAA’s quarterly conference call, is also available on the “For Investors” page of MAA’s website at www.maac.com.

For Questions Contact:
Name	Title
Andrew Schaeffer	Senior Vice President, Treasurer and Director of Capital Markets
Jennifer Patrick	Director of Investor Relations
Phone: 866-576-9689 (toll free)
Email: investor.relations@maac.com

Supplemental Data S-12